Exhibit 99.1

Aon completes acquisition of NFP to bring more capability to clients

—	Faster-than-anticipated close contributes to accretion and free cash flow benefit realization a year earlier than modeled

—	As an Aon company, NFP will operate as an independent and connected platform delivering Risk Capital and Human Capital capabilities

—	Enterprise value of $13.0 billion, including $7.0 billion cash and assumed liabilities as well as $6.0 billion in equity in the form of 19.0 million Aon shares

DUBLIN, April 25, 2024 – Aon plc (NYSE: AON), a leading global professional services firm, announced today that it has completed the acquisition of NFP, a leading middle market property and casualty broker, benefits consultant, wealth manager and retirement plan advisor, from funds affiliated with NFP’s main capital sponsor, Madison Dearborn Partners (MDP), and funds affiliated with HPS Investment Partners for an enterprise value of $13.0 billion, including $7.0 billion cash and assumed liabilities1 as well as $6.0 billion in equity in the form of 19.0 million Aon shares.

“It is a historic day for our firm as we welcome NFP to Aon and work together to help clients address increasing volatility across risk and people issues,” said Greg Case, CEO of Aon. “With high performing teams and leading content and capability – further enabled by our Aon Business Services operating platform – we will create more value for our clients, while also enhancing long-term shareholder value creation for investors. This acquisition is another example of how we are going further, faster with our 3x3 Plan to accelerate our Aon United strategy and further enhance our relevance to clients.”

The acquisition of NFP expands Aon’s presence in the large and fast-growing middle-market segment, with more than 7,700 colleagues and capabilities across property and casualty brokerage, benefits consulting, wealth management and retirement plan advisory. As an Aon company, NFP will operate as an “independent and connected” platform delivering Risk Capital and Human Capital capabilities from across Aon and will continue to be led by NFP CEO Doug Hammond, reporting into Aon President Eric Andersen.

“The idea of being ‘independent and connected’ is key to how we will collaborate and create more options for clients across our Risk Capital and Human Capital capabilities,” said Andersen. “Doug and his team have built an exceptional client-centered business and we are focused on using our Aon Business Services platform to scale delivery of new capabilities to small and middle market clients across Aon and NFP.”

“With Aon’s acquisition of NFP now complete, we are starting an exciting new chapter in our company’s history,” said Doug Hammond, CEO of NFP. “We look forward to the positive impact that our complementary expertise and capabilities will have on all stakeholders. Aon’s diverse resources and global reach enhance our ability to serve the dynamic risk, workforce, wealth management and retirement needs of our clients. We remain focused on both advancing a culture colleagues want to be part of and working together to contribute to our collective growth and success.”

The faster-than-anticipated close date contributes to expected accretion and free cash flow benefit realization a year earlier than modeled at announcement. Aon will provide further updates on NFP and deal financials, along with the firm’s financial results, guidance, and outlook during its previously scheduled earnings call on April 26, 2024.

UBS Investment Bank served as the exclusive financial advisor to Aon on the transaction. Citi served as a financial advisor and is advising Aon on the transaction financing. Cravath, Swaine & Moore LLP and McDermott Will & Emery LLP acted as external legal counsel to Aon. Evercore acted as lead financial advisor with support from Barclays, BofA Securities, Inc., Deutsche Bank Securities Inc., Jefferies LLC and TD

1 Total amount of cash consideration based on estimates of acquired cash.

Securities to NFP. Skadden, Arps, Slate, Meagher & Flom LLP and Ropes & Gray LLP acted as external legal counsel to NFP, and Paul, Weiss, Rifkind, Wharton & Garrison LLP acted as external legal counsel to NFP’s capital sponsors.

ENDS

About Aon

Aon plc (NYSE: AON) exists to shape decisions for the better — to protect and enrich the lives of people around the world. Through actionable analytic insight, globally integrated Risk Capital and Human Capital expertise, and locally relevant solutions, our colleagues provide clients in over 120 countries and sovereignties with the clarity and confidence to make better risk and people decisions that help protect and grow their businesses.

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About NFP

NFP, an Aon company, is an organization of consultative advisors and problem solvers helping companies and individuals address their most significant risk, workforce, wealth management and retirement challenges. We are more than 7,700 colleagues in the US, Puerto Rico, Canada, UK and Ireland serving a diversity of clients, industries and communities. Our global capabilities, specialized expertise and customized solutions span property and casualty insurance, benefits, wealth management and retirement plan advisory. Together, we put people first, prioritize partnerships and continuously advance a culture we’re proud of. Visit https://www.nfp.com/ to learn more.

About Madison Dearborn Partners

Madison Dearborn Partners, LLC is a leading private equity investment firm based in Chicago. Since MDP’s formation in 1992, the firm has raised aggregate capital of more than $31 billion and has completed over 160 platform investments. MDP invests across four dedicated industry verticals, including basic industries; financial services; health care; and technology & government. For more information, please visit www.mdcp.com.

About HPS Investment Partners

HPS Investment Partners, LLC is a leading global, credit-focused alternative investment firm that seeks to provide creative capital solutions and generate attractive risk-adjusted returns for our clients. We manage various strategies across the capital structure, including privately negotiated senior debt; privately negotiated junior capital solutions in debt, preferred and equity formats; liquid credit including syndicated leveraged loans, collateralized loan obligations and high yield bonds; asset-based finance and real estate. The scale and breadth of our platform offers the flexibility to invest in companies large and small, through standard or customized solutions. At our core, we share a common thread of intellectual rigor and discipline that enables us to create value for our clients, who have entrusted us with $111 billion of assets under management as of February 2024. For more information, please visit www.hpspartners.com.

Investor Contact

Aon

Leslie Follmer

+1 847 442 0622

investor.relations@aon.com

Media Contacts

Aon

mediainquiries@aon.com

Toll-free (U.S., Canada and Puerto Rico): +1 833 751 8114

International: +1 312 381 3024

NFP

Josh Wozman

josh.wozman@nfp.com

415.318.6441

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the acquisition, including future financial and operating results and synergies, Aon’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, the failure to realize the expected benefits of the acquisition (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, significant transaction and integration costs or difficulties in connection with the acquisition and/or unknown or inestimable liabilities, potential litigation associated with the acquisition, the potential impact of the consummation of the acquisition on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2023, and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.